Exhibit 10.1
OEM PURCHASE AGREEMENT
FOURTH AMENDMENT
This Fourth Amendment (“Amendment”) effective as of the 20th day of January 2006 amends the OEM Purchase Agreement dated December 16, 2002 (“Agreement”) by and between Hewlett-Packard Company a Delaware Corporation having a place of Business located at 20555 SH 249 Houston, Texas 77070, (“HP”) and Brocade Communications Systems, Inc., a Delaware corporation having its principal place of business located at 1745 Technology Drive, San Jose, California 95110 (“Brocade”).
RECITALS
WHEREAS, HP and Brocade have entered into the Agreement pursuant to which HP agreed to purchase and Brocade agreed to sell OEM Products in accordance with the terms and conditions set forth therein; and
WHEREAS, HP and Brocade desire to add an additional product to the Agreement pursuant to the attached Exhibit A so that HP may offer such OEM Products for sale to HP customers.
AGREEMENTS
NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Brocade agree as follows:
1.	Definitions

Terms used in this Amendment that are not defined herein shall have the same meaning given thereto in the Agreement.

2.	Confirmation and Ratification

Except as expressly amended herein, all unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Agreement. In the event of a conflict between the Agreement and the Amendment, the terms of the Amendment shall govern.

3.	Amendments

HP and Brocade hereby agree that the Agreement is hereby amended to include the following items:

Product Addendum A-4-A is added to Exhibit A of the Agreement. Section 10 of Product Addendum A-4-A is added to Exhibit C of the Agreement.

The parties have caused this Amendment to be executed by their duly authorized representatives as indicated below.

HEWLETT-PACKARD COMPANY		BROCADE COMMUNICATIONS SYSTEMS, INC.

By:	/s/ John R. Phillips	By:	/s/ Jill Cameron

Name:	John R. Phillips	Name:	Jill Cameron

Title:	Manager of Supply Chain Procurement	Title:	Dir. WW Sales Operations

Date:	2 March 2006	Date:	3/2/2006

EXHIBIT A
Product Addendum A-4-A
To
OEM Purchase Agreement
Between
Hewlett-Packard Company
And
Brocade Communications Systems, Inc.
This is Product Addendum No 4 (“PA4”) between Hewlett-Packard Company (“HP”) and Brocade Communications Systems (“Brocade”), pursuant to Exhibit A-2 of the OEM Purchase Agreement between the parties dated December 16th, 2002 (“Agreement) is incorporated therein by reference, and effective as of the date the last signature is affixed hereto (“Effective Date”).
1. Purpose.
This PA4 sets forth the work efforts between HP and Brocade for the development and manufacturing of a product as more specifically defined in Section 3 of this PA4. This PA4 describes the requisite responsibilities and work efforts of each party to complete the Product. The Product Deliverables are described in Attachment A, Deliverables and Time Schedule. Attachment B contains the HP Licensed Works and Attachment C a detailed Statement of Work (“SOW”). Attachment D contains a Product Pricing List and Attachment E describes the Test Stand requirements of the parties. Attachments A through E are hereby incorporated herein this PA4 by reference.
2. Product Development Process
The Product shall be the result of the combination of the HP Licensed Works with Brocade Intellectual Property as mutually agreed between the parties. Upon finalization of the documents that comprise the HP Licensed Works by HP and upon agreement with Brocade, the parties shall do the following:
During the Definition Phase of the Product, both HP and Brocade shall work to finalize the features for the Product. During the design of the Product, Brocade shall engineer the Product to conform to the HP Licensed Works and other documents as deemed mutually required by the parties and report on engineering-related issues. After the initial design is completed, HP and Brocade shall execute mutually agreed-upon test plans to ensure the Product reliability and performance (“Test Plans”). During the transition of the Product to manufacturing, HP shall perform its standard First Article Inspection of the Product and after meeting HP acceptance criteria, HP will provide a letter of acceptance indicating Brocade’s completion of this activity.
3. Definitions
For purposes of this PA4, the following definitions shall apply. Capitalized terms used in this PA4 but not otherwise defined herein shall have the meanings set forth in the OEM Agreement. These terms are:

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A.	Beta Units – shall mean [**] that may be marked for revision control and are Qualified.

B.	Brocade Intellectual Property – shall mean Brocade’s [**] technology both pre-existing and that contained in the Product, including: • [**]

C.	Definition Phase – shall mean the part of the project used to determine the final feature set of the Product.

D.	Deliverable(s) – shall mean the items, including the final production ready version of the Product, specified in Attachment A attached hereto resulting from Brocade’s performance under this PA4.

E.	General Availability – shall mean with respect to the Product, the date on which the Product is introduced into the stream of commerce.

F.	HP Licensed Work(s) – shall consist of the HP Intellectual Property delivered to Brocade and described in Section 10 of this PA4.

G.	Internal (internally) – shall mean that Licensed Works are to be used solely by Brocade only at Brocade facilities and only by Brocade’s employees assigned to perform work hereunder.

H.	Pilot 1 Units – shall mean [**] Units that may be marked for revision control and -comply with Attachment 3.

I.	Pilot 2 Units – shall mean [**] Units that meet requirements in the HP Specification, are produced from [**], and may be marked for revision control and comply with Attachment 3.

J.	Product – shall mean the combination of Brocade Intellectual Property and HP Licensed Works to result in a [**]. The [**] as described in the HP Licensed Works and the [**] described herein below.

K.	Proto 1 Units – shall mean [**] units that are the correct form factor and demonstrate general compliance to the major product feature sets, but [**] required in the HP Specifications under all conditions.

L.	Proto 2 Units – shall mean [**] units that are the [**] and fully comply with the HP Specification and whose [**] components must meet requirements in the HP Specifications, but not be produced from [**].

M.	Qualified – shall mean passes acceptance tests as defined in Appendix C.

N.	Services – shall mean support and services provided by Brocade to HP, as described in the OEM agreement

O.	Site Pilot Units – shall mean Units that may be marked for revision control and are Qualified.

P.	Work-In-Progress – shall mean any aspect of the Product or Product development under this PA4.
4. HP Responsibilities
HP shall, per the [**] schedule on Attachment A:
A.	Provide Brocade with the [**] which define the [**] and form factor requirements for the Product.

B.	On a [**] basis after reliability and compatibility testing begins, provide Brocade with [**].

C.	Provide Brocade [**] for the Proto 1 Units.

D.	Perform acceptance testing on the Prototype Deliverables.

E.	Provide payment for Proto Units, and Pilot Units per Attachment D, per the current OEM Agreement payment terms.
5. Brocade Responsibilities

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Brocade shall:
A.	Assist HP with developing the [**] of the HP Licensed Works and assure that the Product meets the requirements of the [**] of the HP Licensed Works.

B.	Develop the [**] (as defined in Section 2 of this PA4).

C.	Design, development, and manufacture [**].

D.	Design, develop, manufacture, and deliver to HP [**] per the [**] schedule in Attachment A.

E.	Procure all necessary components to develop and manufacture the Product.

F.	Conduct appropriate testing before delivery of Proto 1, Pilot 1 and Pilot 2 units.

G.	Provide to HP [**] support during HP’s testing of Proto 1 Units, Proto 2 Units, Pilot Units, Beta Units, and Site Pilot Units.

H.	Meet the requirements set forth in the HP Specification for all production material.
At a minimum, on a [**] after [**] begins, communicate to HP the Proto Unit [**] and [**]
6. Joint Responsibilities
Brocade and HP shall:
A.	Work together to develop and agree to [**] of the HP Licensed Works per the [**] schedule. Any changes to the [**] HP Licensed Works shall be mutually agreed upon and in writing.
Agree in writing to the [**] schedule of Attachment A and any changes thereto, including [**]
7. Term and Termination of Product Addendum
A.	Term. The term of this Product Addendum shall commence on the Effective Date and shall continue in effect until [**], unless earlier terminated in accordance with Section 10 of the OEM Agreement.

B.	Effect of Termination. Unless this Product Addendum is terminated by Brocade for [**], all licenses granted to HP hereunder as of the date of such termination shall survive the termination of this Product Addendum. Notwithstanding the aforementioned, Termination as defined in Section 24 of the OEM Agreement shall remain in effect and will apply to this Product Addendum. Successful performance by Brocade of its obligations under this PA4 is contingent [**] Furthermore, the parties agree that [**] shall not constitute a material breach on the part of Brocade.
8. Acceptance
A.	[**] shall commence as set forth in the SOW, and the Schedule and [**]. [**] shall be conducted in accordance with the procedures and criteria set forth in the Qualification Plan. The Product shall be deemed accepted after [**] and a [**] that the Product complies with the specifications and requirements set forth in the HP Licensed Works, SOW and the Qualification Plan.

B.	In the event that the Product [**], Brocade agrees to [**] to the Product to [**] or [**]. Brocade shall make [**] to deliver the [**] Product within [**] after determination that the Product [**], unless the parties mutually agree to a different time period. If Brocade [**] within the required time period, or the Product [**], then HP may [**] Product Addendum with [**] notice to Brocade.
9.	Payment

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A.	Non-Recurring Expenses (NRE). HP shall not be responsible for any NRE payments to Brocade under this PA4.

B.	Pilot 1 Units, and Pilot 2 Units. HP will order the Pilot 1 Units and Pilot 2 Units by placing a purchase order(s) with Brocade. The cost of these units will be the costs defined in Attachment D. These purchase orders shall be provided to Brocade no later than [**] to the Pilot 1 Unit and Pilot 2 Unit, and Pilot Unit delivery dates listed in Attachment A. If any of such units are [**] or [**], such unit(s) shall be [**].

C.	Brocade shall pay HP [**] costs as defined in Attachment D.
10. License Grants, Ownership, and Confidentiality
10.1. License Works (“HP Intellectual Property”)
HP shall provide Brocade with the following [**]:
[**]
10.2 License Grant from HP to Brocade. HP hereby grants to Brocade a [**] license under HP’s intellectual property rights to [**] the Licensed Works solely to the extent required (i) [**] under this PA4.
Subject to the [**] of HP, [**], Brocade may disclose the Licensed Works to [**] under this PA4. Prior to Brocade’s disclosure of any HP Licensed Works, [**]. Brocade and such [**] shall also execute an agreement that appropriately [**] of the Licensed Works [**] in Section 10 of this PA4.
In the event the parties agree that Brocade may require further rights under HP’s intellectual property rights in order to perform its obligations under the OEM Purchase Agreement or this PA4, the parties shall [**] under terms consistent with the terms of this Section 10. HP agrees to [**] for further rights that Brocade believes it requires to perform its obligations under the OEM Agreement or this PA4, however, HP has [**].
10.3 Confidentiality. All confidential information disclosed by a party to this PA4 to the other party shall be protected under the CDA between the parties, which is incorporated herein by reference. Brocade shall not disclose HP confidential information, including the Licensed Works, to any third party without the prior written consent of HP. HP shall not disclose Brocade confidential information, including the Brocade Intellectual Property, to any third party without the prior written consent of Brocade.
10.4 [**] Brocade is under no obligation to provide HP with [**] However, in the event that Brocade provides HP with [**], HP shall own [**]. Brocade hereby assigns all right, title, and interest to Licensed Work [**] it provides to HP. Notwithstanding the foregoing, information concerning [**] is solely owned by Brocade, and the confidential information of Brocade shall not be considered [**] for purposes of this Agreement.
10.5 HP Ownership. Brocade shall do nothing that would interfere with HP’s title to or proprietary rights in the Licensed Works.
10.6 Brocade Ownership. With the exception of the HP Licensed Works and the rights in the Product granted to HP by Brocade hereunder, Brocade will own all rights, title and interest in and to the Product being developed hereunder along with the Brocade Intellectual Property contained in the Product.

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10.7 License Grant from Brocade to HP. License grants from Brocade to HP shall be as provided for in Sections 5, 11 and 13 and Exhibit (A-4) of the OEM Purchase Agreement.
10.8 Third Party Software. The Product may contain third party Software (as defined in the OEM Agreement), and HP agrees to abide by the terms of such third party Software, including disclaimers and requirements of these licenses. To assist HP in complying with the requirements of the licenses for the open source code in the Software contained in the Product, Brocade has provided and will provide to HP a copy of the license documents for each open source Software code contained in the Product. Brocade warrants that the license documents for the open source Software code license documents shall match the supplied open source Software code by name, date, version and/or release number.
Notwithstanding the foregoing, the provisions of this Section 10 do not modify, change, or diminish Brocade’s existing obligations to HP for Software, including open source code, supplied under this PA or the OEM agreement.
11. Development Schedule Requirements
     A. Program Schedule
1.	Brocade shall deliver [**] as set forth in this PA4 in accordance with the [**] schedule set forth in Attachment A.

2.	HP shall deliver the [**] set forth in Attachment B and Attachment C, in accordance with the [**] schedule set forth in Attachment A. [**]

3.	Any program schedule changes resulting from the [**] in writing by HP and Brocade. Both parties will use [**] prior [**] as defined by the [**] schedule of Attachment A.
12. Program Management
     The Program Managers for each party are as follows:

For HP:	For Brocade:
[**] Hewlett Packard 200 Forest Street Marlboro, MA 01752 [**]	[**] Brocade Communications 1745 Technology Drive San Jose, CA 95110 [**]
13. General
This PA4 and its Statement of Work (Attachment C), together with all terms and conditions, rights, and obligations under the OEM Agreement and the CDA, shall be the entire agreement of the Parties. The terms and conditions of the PA4 are hereby incorporated into and made a part of the OEM Agreement. In the event of a conflict between this PA4 and the OEM Agreement or any other Product Addendum, this PA4 shall govern.
Brocade agrees that there are [**] [**], schedule or cost as defined by this project statement or [**] described within the project statement.

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14. Signatures
IN WITNESS WHEREOF, the parties hereto have caused this PA4 to be executed by their duly authorized representatives and made effective as of the Effective Date.

HEWLETT-PACKARD COMPANY		BROCADE COMMUNICATIONS SYSTEMS, INC.

By:	/s/ John R. Phillips	By:	/s/ Jill Cameron

Printed:	John R. Phillips	Printed:	Jill Cameron

Title:	Manager of Supply Chain Procurement	Title:	Dir. WW Sales Operations

Date:	2 March 2006	Date:	3/2/2006

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ATTACHMENT A
DELIVERABLES AND [**] SCHEDULE
[**] SCHEDULE
On [**], Brocade delivered [**]
❑  By [**], HP provided [**] to Brocade at a cost covered in Attachment D
On [**], Brocade provided [**]
❑  On [**] Brocade provided [**] at a cost covered in Attachment D
❑  By [**], the parties shall [**].
❑  HP to [**]
❑  During the period of [**], HP will provide to Brocade [**] as defined in Attachment E, at a cost covered in Attachment D
❑  During the period of [**], Brocade will provide to HP [**] at a cost covered in Attachment D
❑  Brocade requires a [**].
Brocade requires HP [**]
❑  During the period of [**] at a cost covered in Attachment D
❑  On [**] HP [**] must be complete by HP to [**]
HP authorizes Brocade [**]
On [**], Brocade will provide [**]
❑  By [**] Brocade will provide [**]at a cost covered in Attachment D.
❑  By [**], Brocade will [**]

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ATTACHMENT B
[**]

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ATTACHMENT C
STATEMENT OF WORK
[**]
for
HP [**]
This Attachment C (Statement of Work) describes the responsibilities of the parties with regard to the development, manufacture, distribution and support of the Product. All information contained herein is considered HP and Brocade Confidential Information and is covered under the provisions of the signed CDA by and between the parties hereto.
     1. PRODUCT DESCRIPTION
This Statement of Work covers the development responsibilities of BROCADE for the purpose of [**]. This Statement of Work describes all parties’ responsibilities in creating the product, a list of deliverables, milestones for deliverables, and items to be supplied by HP and BROCADE. [**] are summarized in ATTACHMENT A OF THE PRODUCT ADDENDUM of this document.
     2. REFERENCES
Reference is made in this document to the following documents.
[**]
     3. DELIVERABLES
                         BROCADE DELIVERABLES
BROCADE will provide to HP the Deliverables identified in this section, in accordance with the schedule specified in ATTACHMENT A OF THE PRODUCT ADDENDUM.
[**]
[**] shall mean [**] that are the correct [**] and demonstrate [**] to the major [**], but are not expected to meet all elements required in the [**] under all conditions .
[**]

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[**] Units:
[**] shall mean [**] that may be marked for revision control and comply with Attachment 3, [**] for use in [**]. [**] units shall be fully compatible with the currently installed base of [**]. [**]
[**] Units:
[**] Units shall mean [**] Units that meet requirements in the [**], are produced from [**], and may be marked for revision control and comply with Attachment 3, [**]. These units will be shipped to customers as [**] units; therefore they must be able to meet [**] as defined herein below unless mutually agreed. [**] units shall be fully compatible with the currently [**]
[**]
[**] Units:
(“[**] units”) shall mean – General Availability units that are [**]. [**]
The [**] will be available in [**]), as defined herein below. They will include [**] as the currently shipping [**]:
[**]
Each one of the above variants contains all of the components required [**]
[**]
[**]
[**]The following [**] shall be provided:
[**]
     [**]
Branding and Labels
[**] will be [**] [**] will be defined by a mutually agreed to date.

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Compatibility and system support.
[**] will be compatible with all [**].
In addition to [**] as defined in the [**] plan, [**] must also be compatible with the following [**] in a manner consistent with [**]
[**]
The table below identifies the [**] for first [**] ship. Direct connections to the [**] are only required for [**] at release, although the other operating systems may be present in the same fabric.
•Direct Connect

[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**] in addition to the list of OS’s above:
[**]
Test Results:
This deliverable consists of the [**]. [**] supporting compliance to the [**] will include, but are not limited to:
[**]
Maintenance
BROCADE will provide [**] to HP for the above [**] under the terms and conditions of the OEM Agreement.

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Hardware
BROCADE will provide [**] to HP for [**]. The [**] includes the [**] listed in Attachment 2.
Technical Specifications
BROCADE will provide HP the [**] for all the [**] listed in Attachment 2.
Software
BROCADE will provide BROCADE-specific [**] necessary to [**]
Training
Training to be provided per section 12 of the OEM agreement.
Documentation
[**] will consist of [**] and [**]. BROCADE will assist HP in the [**].
     4. HP DELIVERABLES
HP will provide to BROCADE the objects identified in this section, in accordance with the schedule specified in ATTACHMENT A OF THE PRODUCT ADDENDUM and in accordance with this SOW.
Hardware
HP will identify components required for Brocade to design, test and qualify [**]. HP will assist Brocade in the [**]
Documentation
[**] documents will be provided to BROCADE by the Program Manager where deemed necessary.

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ADDITIONAL RESPONSIBILITIES
BROCADE and HP will have additional responsibilities as specified in this section and in accordance with this SOW.
HP
❑  HP will provide [**] if required.
❑  HP will assist in [**], when such assistance is [**] or when HP [**] However, the
[**] belongs to [**] in either case.
[**] will be initiated by HP for the purpose of [**]
❑  HP will provide [**].
❑  HP will review [**]. Within [**] days after the official acceptance, HP will [**].
BROCADE
❑  [**] will be provided by BROCADE to HP.
BROCADE will respond to [**]
BROCADE will be responsible for [**]
BROCADE will be responsible for [**]
BROCADE will make [**]
BROCADE will provide [**]

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ATTACHMENT 2
List of [**]
BROCADE [**] DELIVERABLES
For the purpose of [**], BROCADE will provide to HP per the schedule in Attachment A of the Product Addendum:
[**] HP [**] DELIVERABLES
[**]

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ATTACHMENT 3
[**] Requirements
BROCADE will [**] to the [**] requirements specified in this section and in accordance with this SOW.
[**] Requirements for [**] shall include:
     [**]
     4. With each delivery, a [**] must be supplied by BROCADE.
     5. With each delivery a [**] must be supplied by BROCADE.

HP / Brocade CONFIDENTIAL	Project Statement No.4 OEM Agreement

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ATTACHMENT D
PRODUCT [**]
Brocade Product [**]
[**]Brocade will provide
[**]Brocade will provide
[**]Brocade will provide
[**]Brocade will
[**]HP and Brocade agree to [**]

HP / Brocade CONFIDENTIAL	Project Statement No.4 OEM Agreement

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HP / Brocade CONFIDENTIAL	Project Statement No.4 OEM Agreement

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ATTACHMENT E

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HP / Brocade CONFIDENTIAL	Project Statement No.4 OEM Agreement

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